Exhibit 10-4d

Daniel J. Zaffarese                                      500 Hills Drive
Senior Contract Manager                                  Bedminster, N.J. 07921
                                                         Tel: (908) 470-2352
                                                         Fax: (908) 470-2453

February 28, 2002

Spice Hot Entertainment, Inc.
Mr. James L. English, President
9242 Beverly Boulevard
Beverly Hills, CA 90210

Subject: Amendment One to the Transponder Service Agreement between Spice Hot
         Entertainment, Inc. and Loral SpaceCom Corporation, doing business as Loral Skynet(R)("SKYNET").

Dear Mr. English,

Reference is made to the agreement between Spice Hot Entertainment, Inc. and Loral Skynet concerning Skynet Transponder Service (the "Agreement"). The Agreement, was originally executed between SKYNET and Califa Entertainment Group, Inc. effective February 8, 1999 and was subsequently assigned from Califa Entertainment Group, Inc. to Spice Hot Entertainment, Inc. effective July 6, 2001 in accordance with a Transfer of Service Arrangement signed by Spice Hot Entertainment, Inc., Califa Entertainment Group, Inc. and SKYNET.

The Agreement provided for Service on the Telstar 5 satellite from March 15, 1999 through the End of Life ("EOL") of Telstar 5 (currently estimated to be on or about June 30, 2015). This Amendment memorializes the fact that Service was moved from Telstar 5 to Telstar 7 on or about November 2, 1999 in accordance with Paragraph 20 of the Terms and Conditions of the Agreement.

In addition, this Amendment also memorializes a change in the termination of Service date from the Telstar 5 EOL to the Telstar 7 satellite EOL (currently estimated to be on or about October 31, 2014).

If you have any questions, please call me on 908-470-2352.

Thank You,                                Agreed to:
                                          Spice Hot Entertainment, Inc.


                                          Name: James L. English
/s/ Daniel J. Zaffarese                         --------------------------
Daniel J. Zaffarese                       Signature: /s/ James L. English
Senior Contract Manager                             ----------------------
                                          Date: March 1, 2002
                                               ---------------------------
Cc:
Ms. Alexandra Shepard, Senior VP, Business and Legal Affairs - Playboy Entertainment Group, Inc.
Mr. Ted Corus, Executive Vice President, Skynet Satellite Services - Loral
Skynet

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SKYNET(R)is a registered trademark of Loral SpaceCom Corporation